Regulatory Assets and Liabilities	12 Months Ended
Dec. 31, 2016
Regulated Operations [Abstract]
Regulatory Assets and Liabilities
12.	REGULATORY ASSETS AND LIABILITIES

Regulatory assets and liabilities arise as a result of the rate-setting process. Hydro One has recorded the following regulatory assets and liabilities:

December 31 (millions of dollars)	2016	2015
Regulatory assets:
Deferred income tax regulatory asset	1,587	1,445
Pension benefit regulatory asset	900	952
Post-retirement and post-employment benefits	243	240
Environmental	204	207
Retail settlement variance account	145	110
Debt premium	32	—
Share-based compensation	31	10
Distribution system code exemption	10	10
2015-2017 rate rider	7	20
B2M LP start-up costs	5	8
Pension cost variance	4	37
Other	14	12

Total regulatory assets	3,182	3,051
Less: current portion	37	36

	3,145	3,015

Regulatory liabilities:
Green Energy expenditure variance	69	76
External revenue variance	64	87
CDM deferral variance	54	53
Deferred income tax regulatory liability	4	23
Other	18	16

Total regulatory liabilities	209	255
Less: current portion	—	19

	209	236

Deferred Income Tax Regulatory Asset and Liability

Deferred income taxes are recognized on temporary differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable income. The Company has recognized regulatory assets and liabilities that correspond to deferred income taxes that flow through the rate-setting process. In the absence of rate-regulated accounting, the Company’s income tax expense would have been recognized using the liability method and there would be no regulatory accounts established for taxes to be recovered through future rates. As a result, the 2016 income tax expense would have been higher by approximately $104 million (2015 – $101 million).

Pension Benefit Regulatory Asset

In accordance with OEB rate orders, pension costs are recovered on a cash basis as employer contributions are paid to the pension fund in accordance with the Pension Benefits Act (Ontario). The Company recognizes the net unfunded status of pension obligations on the Consolidated Balance Sheets with an offset to the associated regulatory asset. A regulatory asset is recognized because management considers it to be probable that pension benefit costs will be recovered in the future through the rate-setting process. The pension benefit obligation is remeasured to its fair value at each year end based on an annual actuarial report, with an offset to the associated regulatory asset, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, 2016 OCI would have been higher by $52 million (2015 – $284 million).

Post-Retirement and Post-Employment Benefits

The Company recognizes the net unfunded status of post-retirement and post-employment obligations on the Consolidated Balance Sheets with an incremental offset to the associated regulatory assets. A regulatory asset is recognized because management considers it to be probable that post-retirement and post-employment benefit costs will be recovered in the future through the rate-setting process. The post-retirement and post-employment benefit obligation is remeasured to its fair value at each year end based on an annual actuarial report, with an offset to the associated regulatory asset, to the extent of the re-measurement adjustment. In the absence of rate-regulated accounting, 2016 OCI would have been lower by $3 million (2015 – higher by $33 million).

Environmental

Hydro One records a liability for the estimated future expenditures required to remediate environmental contamination. Because such expenditures are expected to be recoverable in future rates, the Company has recorded an equivalent amount as a regulatory asset. In 2016, the environmental regulatory asset decreased by $1 million (2015 – $24 million) to reflect related changes in the Company’s PCB liability, and increased by $10 million (2015 – $1 million) due to changes in the land assessment and remediation liability. The environmental regulatory asset is amortized to results of operations based on the pattern of actual expenditures incurred and charged to environmental liabilities. The OEB has the discretion to examine and assess the prudency and the timing of recovery of all of Hydro One’s actual environmental expenditures. In the absence of rate-regulated accounting, 2016 operation, maintenance and administration expenses would have been higher by $9 million (2015 – lower by $23 million). In addition, 2016 amortization expense would have been lower by $20 million (2015 – $19 million), and 2016 financing charges would have been higher by $8 million (2015 – $10 million).

Retail Settlement Variance Account (RSVA)

Hydro One has deferred certain retail settlement variance amounts under the provisions of Article 490 of the OEB’s Accounting Procedures Handbook. In March 2015, the OEB approved the disposition of the total RSVA balance accumulated from January 2012 to December 2013, including accrued interest, to be recovered through the 2015-2017 Rate Rider.

Debt Premium

The value of debt assumed in the acquisition of Great Lakes Power has been recorded at fair value in accordance with US GAAP – Business Combinations. The OEB allows for recovery of interest at the coupon rate of the Senior Secured Bonds and a regulatory asset has been recorded for the difference between the fair value and face value of this debt. The debt premium is recovered over the remaining term of the debt (see note 15).

Share-based Compensation

The Company recognizes costs associated with share grant plans in a regulatory asset as management considers it probable that share grant plans costs will be recovered in the future through the rate-setting process. In the absence of rate-regulated accounting, 2016 operation, maintenance and administration expenses would have been higher by $9 million (2015 – $5 million).

Distribution System Code (DSC) Exemption

In June 2010, Hydro One Networks filed an application with the OEB regarding the OEB’s new cost responsibility rules contained in the OEB’s October 2009 Notice of Amendment to the DSC, with respect to the connection of certain renewable generators that were already connected or that had received a connection impact assessment prior to October 21, 2009. The application sought approval to record and defer the unanticipated costs incurred by Hydro One Networks that resulted from the connection of certain renewable generation facilities. The OEB ruled that identified specific expenditures can be recorded in a deferral account subject to the OEB’s review in subsequent Hydro One Network distribution applications. In March 2015, the OEB approved the disposition of the DSC exemption deferral account at December 31, 2013, including accrued interest, which is being recovered through the 2015-2017 Rate Rider. In addition, the OEB also approved Hydro One’s request to discontinue this deferral account. There were no additions to this regulatory account in 2015 or 2016.

2015-2017 Rate Rider

In March 2015, as part of its decision on Hydro One Networks’ distribution rate application for 2015-2019, the OEB approved the disposition of certain deferral and variance accounts, including RSVAs and accrued interest. The 2015-2017 Rate Rider account includes the balances approved for disposition by the OEB and is being disposed in accordance with the OEB decision over a 32-month period ending on December 31, 2017.

B2M LP Start-up Costs

In December 2015, OEB issued its decision on B2M LP’s application for 2015-2019 and as part of the decision approved the recovery of $8 million of start-up costs relating to B2M LP. The costs are being recovered over a four-year period which began in 2016, in accordance with the OEB decision.

Pension Cost Variance

A pension cost variance account was established for Hydro One Networks’ transmission and distribution businesses to track the difference between the actual pension expenses incurred and estimated pension costs approved by the OEB. The balance in this regulatory account reflects the excess of pension costs paid as compared to OEB-approved amounts. In March 2015, the OEB approved the disposition of the distribution business portion of the total pension cost variance account at December 31, 2013, including accrued interest, which is being recovered through the 2015-2017 Rate Rider. In the absence of rate-regulated accounting, 2016 revenue would have been higher by $25 million (2015 – lower by $6 million).

Green Energy Expenditure Variance

In April 2010, the OEB requested the establishment of deferral accounts which capture the difference between the revenue recorded on the basis of Green Energy Plan expenditures incurred and the actual recoveries received.

External Revenue Variance

In May 2009, the OEB approved forecasted amounts related to export service revenue, external revenue from secondary land use, and external revenue from station maintenance and engineering and construction work. In November 2012, the OEB again approved forecasted amounts related to these revenue categories and extended the scope to encompass all other external revenues. The external revenue variance account balance reflects the excess of actual external revenues compared to the OEB-approved forecasted amounts.

CDM Deferral Variance Account

As part of Hydro One Networks’ application for 2013 and 2014 transmission rates, Hydro One agreed to establish a new regulatory deferral variance account to track the impact of actual Conservation and Demand Management (CDM) and demand response results on the load forecast compared to the estimated load forecast included in the revenue requirement. The balance in the CDM deferral variance account relates to the actual 2013 and 2014 CDM compared to the amounts included in 2013 and 2014 revenue requirements, respectively. There were no additions to this regulatory account in 2016.